Exhibit 99.1

August 2, 2011

Contacts:

JOHN H. PELUSI JR.	GREGORY R. CONLEY	MYRA F. MOREN
Chief Executive Officer	Chief Financial Officer	Director, Investor Relations
(412) 281-8714	(412) 281-8714	(713) 852-3500
jpelusi@hfflp.com	gconley@hfflp.com	mmoren@hfflp.com

Certain Stockholders of HFF, Inc. Intend to Sell 4,047,472 Shares in a Secondary Offering

PITTSBURGH, PA – HFF, Inc. (NYSE: HF) (the Company) announced today that it has filed a preliminary prospectus supplement with the Securities and Exchange Commission (SEC) for a proposed underwritten public offering of 4,047,472 shares of its Class A common stock. All shares will be offered by existing stockholders who are also current transaction professionals of the Company, including the Company’s chief executive officer and three other inside directors. The Company will not receive any proceeds from the sale of shares in the offering. The primary purpose of this offering is to raise capital for taxes related to the exchange by the aforesaid selling stockholders that took place on June 30, 2010 (as described in the Company’s June 28, 2010 press release and the Company’s Annual Report on Form 10-K for the year ended December 31, 2010), as well as for taxes related to this offering. A secondary purpose for this offering is for the personal portfolio diversification of the selling stockholders.

JMP Securities LLC is acting as the Sole Book-running Manager for the offering.

The shares will be issued pursuant to an effective registration statement relating to these securities that was previously filed with the SEC. A preliminary prospectus supplement relating to the offering has been filed with the SEC and is available on the SEC’s website located at www.sec.gov. A copy of the preliminary prospectus supplement related to this offering and the accompanying prospectus may be obtained by contacting JMP Securities LLC, 600 Montgomery Street, 11th Floor, San Francisco, California, 94111 (Attention: Prospectus Department), (415) 835-8900.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Certain Stockholders of HFF, Inc. Intend to Sell 4,047,472 Shares in a Secondary Offering

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About HFF, Inc.

Through its subsidiaries, Holliday Fenoglio Fowler, L.P. and HFF Securities L.P., the Company operates out of 19 offices nationwide and is one of the leading providers of commercial real estate and capital markets services, by transaction volume, to the U.S. commercial real estate industry. The Company offers clients a fully integrated national capital markets platform including debt placement, investment sales, structured finance, private equity, investment banking and advisory services, loan sales and commercial loan servicing.

Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions constitute forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested in forward-looking statements in this press release. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Any forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Factors that could cause results to differ materially include, but are not limited to: (1) general economic conditions and commercial real estate market conditions, including the current conditions in the global markets and, in particular, the U.S. debt markets; (2) the Company’s ability to retain and attract transaction professionals; (3) the Company’s ability to retain its business philosophy and partnership culture; (4) competitive pressures; (5) the Company’s ability to integrate and sustain its growth; and (6) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K.

Additional information concerning factors that may influence HFF, Inc.’s financial information is discussed under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K, as well as in the Company’s press releases and other periodic filings with the Securities and Exchange Commission. Such information and filings are available publicly and may be obtained from the Company’s web site at www.hfflp.com or upon request from the HFF, Inc. Investor Relations Department at investorrelations@hfflp.com.